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                                  EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                                         KPMG LLP


San Francisco, California
May 14, 1999